Taxation	6 Months Ended
Jun. 30, 2026
Taxation [Abstract]
TAXATION

12. TAXATION

Under the current laws of the Cayman Islands, the Group is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed. The Company’s subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. There are no withholding taxes upon payment of dividends by the subsidiaries incorporated in Hong Kong to its shareholders. The Group’s subsidiaries incorporated in Hong Kong are not liable for income tax as they did not have any assessable profits arising in Hong Kong during the Relevant Periods.

PRC corporate income tax has been provided at the rate of 25% on the taxable profits of the Group’s PRC subsidiaries for the Relevant Periods. Certain of the Group’s PRC subsidiaries are qualified as small and micro enterprises and were entitled to a preferential corporate income tax rate of 2.5% to 5% during 2024 and 2025, respectively. Certain of the Group’s PRC subsidiaries are accredited as “High and New Technology Enterprise” and were therefore entitled to a preferential income tax rate of 15% for the years ended 31 December 2024 but lost the “High and New Technology Enterprise” qualification in2025. Accordingly, the 25% standard CIT rate applies in 2025.

The Group recorded a tax expense of RMB12,045 and RMB4,728 (US$694) for the six months ended June 30, 2025 and 2026, respectively. Changes in the income tax expense primarily due to recognition of deferred tax assets in 2024 which began to be realized in 2025 and 2026.